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                                                                    EXHIBIT 10.1

                          THE TECUMSEH PRODUCTS COMPANY
                             KEY EMPLOYEE BONUS PLAN

I.   PLAN OBJECTIVES

This Key Employee Bonus Plan (the "Plan") applies to certain management employees of Tecumseh Products Company (the "Company") and its subsidiaries and related entities to the extent any of those entities constitute Participating Employers as provided herein. The overall purpose of the Plan is to motivate and reward certain management employees for achievement of identified corporate and individual goals.

II.  GENERAL PROVISIONS

1. The Plan covers key management employees that are selected and approved for participation by the Company's Board of Directors, in its discretion and for a particular year, and identified on the attached Schedule A, as may be amended from time to time in accordance with this Plan ("Key Employees"); provided, that the president of the Company (the "President"), in his discretion and for a particular year, may, with the approval of the Board of Directors of the Company, select and add Key Employees to Schedule A from time to time. Except as specifically provided herein, at no time, subsequent to the execution of an Individual Performance Incentive Plan as provided in Section III, Paragraph 4 of this Plan, can a Key Employee's prior selection and approval for participation in this Plan for a particular year be changed in any way without the consent of the Key Employee.

2. This Plan is not an amendment or restatement of any other plan or arrangement; however, a Key Employee's participation in this Plan will preclude any awards in the Tecumseh Products Company Management Incentive Plan, Key Incentive Plan or Key Employee Performance Incentive Plan that might otherwise be awarded to him in those plans for the same time period in which a Key Employee has been granted a Potential Bonus (as defined in Section III) from this Plan, regardless of whether the Potential Bonus is actually earned and distributed to the Key Employee.

3. The employer providing any distribution resulting from a Potential Bonus shall withhold all Federal, state, local, or other taxes, required pursuant to any law or regulation or ruling, from any amount which is ultimately payable to a Key Employee under this Plan. Neither the Company nor any Participating Employers will be responsible for any Key Employee's personal income or other taxes resulting from any awards made under the Plan.

4. The death or disability of a Key Employee shall not cause an automatic forfeiture of any Potential Bonus under this Plan.

5. The Key Employee will forfeit the entire unpaid portion of a Potential Bonus under the Plan if he resigns or announces his intent to resign prior to the Potential Bonus becoming earned and distributed. Any Potential Bonus that is forfeited shall not be allocated to other Key Employees participating in the Plan. The forfeiture provisions of this Section II, Paragraph 5 shall also apply in the event that the employment of a Key Employee terminates for any of the following reasons:

     a. The willful and continued failure of the Key Employee to perform substantially his duties owed to his employer or the Company after a written demand for substantial performance is delivered to the

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          Key Employee, specifically identifying the nature of the unacceptable performance, provided that the situation remains uncorrected for 30 days; or

     b.   The Key Employee's conviction of a felony.

     If the employment of a Key Employee terminates due to circumstances not specifically provided above in this Section II, Paragraph 5 (e.g., death or disability), the President shall have sole discretion (subject to final approval as provided in Section III) to deem a Potential Bonus previously granted to a Key Employee to be earned and payable as if he achieved some or all of the Individual Performance Incentive Plan, as provided herein. The President's discretion in making such determination shall be based primarily on whether the Key Employee's performance was consistent with the achievement of the applicable goal based on the progress at the time of termination. If the Key Employee whose employment terminates due to circumstances consistent with the initial sentence to this flush Paragraph 5 of this Section II (e.g., death or disability) is an Executive Officer, any discretionary decisions to be made by the President under this flush Paragraph shall be made by the Committee (which shall consider the recommendations of the President).

6. The validity, interpretation, construction, and performance of this Plan shall be governed by the laws of the State of Michigan without reference to conflicts of laws principles.

7. A change in control of the Company or any of its subsidiaries or related entities shall have no affect on the Plan.

8. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision.

9. The headings of this Plan are not part of its provisions and shall have no force or effect.

10. Any references in this Plan to the masculine or feminine pronouns shall be deemed to refer to the other when applicable unless a different meaning is plainly required by the context.

III. DETAILED PLAN PROVISIONS

1. Awards. All potential awards that can be earned by a Key Employee under this Plan for a particular year ("Potential Bonus") will be set forth in his Individual Performance Incentive Plan ("Individual Plan") and on Schedule A.

2. Entity Goals. Subject to Paragraph 14 of this Section 3, for any years in which this Plan is operative, the President shall establish the goals at the Company or employer level (including for Participating Employers) and the amount of the Potential Bonus attributable to those goals that can be earned by the respective Key Employee.

3. Individual Goals. Subject to Paragraph 14 of this Section 3, in his sole discretion, the President may, if he deems appropriate, establish up to four (4) individual goals for any Key Employee ("Individual Goals"); in that case, the President shall also establish the appropriate measurement for each Individual Goal and the applicable percentages (i.e., weight) allocated to each Individual Goal. The President may consider suggestions from the Key Employee when establishing individual goals and measurements.

4. Individual Plan. The President and the Key Employee shall execute an Individual Plan. If an Individual Plan is not executed by the President and the Key Employee, no Potential Bonus will be deemed granted nor may a Potential Bonus become earned or payable with respect to that Key

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     Employee, notwithstanding the Key Employee's inclusion on Schedule A. Each
     Individual Plan and Potential Bonus shall apply only to the specific calendar year designated. An additional Potential Bonus may be granted for future calendar years according to the terms herein.

5. Earning a Potential Bonus. Determinations as to whether the particular goals of a Key Employee have been met and as to whether a Potential Bonus has been earned and will be distributed shall be determined by the President based on the goals, Individual Plan and other relevant criteria and approved by the Committee prior to distribution; provided, that, if an "executive officer" (as defined under the rules of the Securities and Exchange Commission, and hereinafter referred to as an "Executive Officer") is participating as a Key Employee in the Plan, determinations as to whether the particular goals set for that Executive Officer have been met and as to whether a Potential Bonus has been earned and will be distributed shall be determined by the Committee (which shall consider the recommendations of the President) based on the goals, Individual Plan and other relevant criteria.

6. Distribution. Amounts due under the Plan shall be paid in a lump sum not later than the March 15 immediately following the close of the calendar year to which a Potential Bonus relates.

7. Corporate assets. This Plan constitutes a mere unsecured benefit and any assets used for distribution are simply part of the general assets of the entities participating herein that are subject to the claims of its respective general creditors. In the event that this Plan is deemed to be governed by ERISA, it is expressly intended that this arrangement shall be unfunded for tax purposes and for purposes of Title I of ERISA.

8.   Administration.

     a. This Plan shall be administered by the Governance, Compensation and Nominating Committee of the Company's Board of Directors (the "Committee"), and the Committee may nominate, or otherwise delegate, to the President or another party, the function of Plan Administrator.

     b. The Administrator is expressly empowered to interpret the Plan, determine all questions arising in the administration, interpretation, and application of the Plan (and any such determination shall be entitled to the maximum deference provided for under law), employ professionals and other persons it deems necessary, request information deemed necessary, and to take all other necessary and proper actions to fulfill its duties as Administrator. All decisions with respect to the Plan shall be made by the Administrator in its sole and final discretion, whose decision shall be final, binding, and conclusive upon all persons.

     c. The office of the Administrator shall not be liable for any actions by it hereunder, unless due to its own gross negligence, willful misconduct, or lack of good faith.

9.   Claims.

     a. Neither Key Employees or their successors, heirs, personal representatives or other similar parties shall have any right to audit the Plan or amounts payable or alleged to be payable. Notwithstanding the preceding sentence, in the event that a final legal authority authorizes any challenge to the Plan or to any Potential Bonus or distribution, any such challenge shall be permitted to be made with respect to this Plan only as provided in this Section III, Paragraph 9 and only if made in writing and personally delivered or mailed, certified mail, return receipt requested, to the Company's headquarters, attn: Administrator of The Tecumseh Products Company Key Employee Bonus Plan.

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     b.   Any claim shall state the claimants name and address, the specific basis for the claim, and any additional materials that the claimant desires to present. The claim will be promptly reviewed and if the claim is wholly or partially denied, the Administrator will furnish the claimant with a notice of its decision within 90 days after its receipt of the claim. The written notice will provide the specific reason or reasons for denial, specific reference to the reason(s) or provision(s) of the Plan upon which the denial is based, a description of any material or information necessary to perfect the claim and an explanation why such material or information is necessary, and copy of the Plan's claim review procedure. If notice is not received within the 90-day period, the claimant shall consider the claim to be denied.

     c. The claimant may request review of the denial within 60 days after the denial of the claim. The written request must state with specificity the reasons for requesting review, may contain issues and comments, and may further state why the claimant believes that the Administrator's decision was incorrect.

     d. The claimant may make a request for a hearing. The Administrator, in its sole discretion, may, but is not required to, convene a hearing to consider matters raised in the application. If a hearing is granted, the claimant is entitled to be represented by legal counsel or other duly authorized representative, to request, at his or her expense, the presence of a court reporter for the taking of a transcript of the hearing, and to cross-examine the witnesses. Not later than 60 days after receipt by the Administrator, a decision will be made, unless special circumstances apply (and the claimant is given written notice during such period), in which case a decision will be made as soon as possible, but not later than 120 days after receipt of the application for review. The decision on the application will be in writing and will include reasons for the decision with specific references to the pertinent reason(s) or provision(s) of the Plan on which the decision is based. The decision of the Administrator shall be final and binding 60 days after denial of the claim, or upon the claimant's receipt of the Administrator's decision on the application for review.

10. No Assignment. Other than by the laws of descent or distribution, awards under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Key Employee or his or her beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, or garnish the same shall not be valid and shall cause a forfeiture of the Potential Bonus or resulting distribution to which it pertains. This Plan shall be binding on any entity succeeding to, surviving, or purchasing a majority of the assets or stock of the Company or a Participating Employer.

11. No Employment Rights. Participation in this Plan shall not be construed to confer upon any person the legal right to be retained in the employ of his employer, or give any person, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder. Each Key Employee shall remain subject to discharge to the same extent as if this Plan had never been adopted.

12. Amendment and Termination. The Company shall have the sole authority to amend or terminate this Plan at any time. An amendment of this Plan shall be in writing and signed by the Company.

13. Participating Employers. With proper authorization from the Company, any of the Company's subsidiaries or related entities may adopt this Plan; provided, that employees of the Participating Employer will only be eligible to participate in the Plan as a Key Employee pursuant to the procedures set forth herein. Any such entity shall be known as a "Participating Employer" and shall be bound by the terms of this Plan and its procedures, including the authorities and duties assigned to the Company and its officers. A Participating Employer shall be responsible for providing the distribution and

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     corresponding monies resulting from a Potential Bonus that is deemed earned and payable and that is related to any Key Employee that is participating in this Plan to the extent that the Key Employee is employed by the Participating Employer.

14. Executive Officers. Notwithstanding anything to the contrary contained herein, in the event that an Executive Officer is participating in this Plan as a Key Employee, the Potential Bonus, goals, measurements and percentages applicable to that Executive Officer (as provided in Section III, Paragraph 2 and 3) shall be established by the Committee. With respect to establishing the Potential Bonus, goals, measurements and percentages for each Executive Officer participating in this Plan as a Key Employee, the Committee shall consider recommendations by the President and such other recommendations and/or factors as the Committee may deem appropriate.

          IN WITNESS WHEREOF, The Company has caused this instrument to be executed by its duly authorized officer as of the ____________ day of April, 2007, to be effective as of an even date herewith.

                                        TECUMSEH PRODUCTS COMPANY


                                        By:
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                                        Title:
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                                        Participating Employer:


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                                        Date:
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                                        Participating Employer:

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                                        Title:
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                                        Date:
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                                        Participating Employer:

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                                        Participating Employer:


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                                        By:
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                                        Print name:
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                                        Title:
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                                        Date:
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                                   SCHEDULE A
                                     TO THE
                            TECUMSEH PRODUCTS COMPANY
                             KEY EMPLOYEE BONUS PLAN

Key Employee                         Year                        Potential Bonus
------------                         ----                        ---------------
